UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – March 24, 2008

(Date of earliest event reported)

QUESTAR GAS COMPANY

(Exact name of registrant as specified in its charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360

(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5555

                                  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Written Agreement

On March 24, 2008, the Registrant entered into a purchase agreement (the "Purchase Agreement") with Barclays Capital Inc., J.P. Morgan Securities Inc., Lazard Capital Markets LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively the "Underwriters") relating to the issuance and sale by the Registrant of $50,000,000 aggregate principal amount of 6.30% Notes due 2018 and $100,000,000 aggregate principal amount of 7.20% Notes due 2038 (collectively, the "Notes").  The sales of the Notes have been made under the Registrant's shelf registration statement on Form S-3 (File No. 333-147317), as amended (the "Registration Statement").

In the Purchase Agreement, the Registrant made various representations and warranties to the Underwriters and generally agreed to indemnify, subject to the exceptions in the Purchase Agreement, the Underwriters and their respective affiliates from, among other things, any untrue statement of a material fact, or omission to state a material fact, in the Registration Statement, the disclosure package or the prospectus related thereto.

This Current Report on Form 8-K is filed to incorporate the Purchase Agreement, the Forms of Note and the Forms of Officers' Certificates attached hereto as exhibits into the Registration Statement.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.

Description

1.1

Purchase Agreement, dated March 24, 2008, by and among Questar Gas Company and the Underwriters named on Schedule A thereto.

4.1

Form of the Registrant’s 6.30% Note due 2018

4.2

Form of Officers’ Certificate setting forth the terms of the 6.30% Notes due 2018

4.3

Form of the Registrant’s 7.20% Note due 2038

4.4

Form of Officers’ Certificate setting forth the terms of the 7.20% Notes due 2038

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR GAS COMPANY

   (Registrant)

March 26, 2008

/s/ S. E. Parks

Date

S. E. Parks

Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

1.1

Purchase Agreement, dated March 24, 2008, by and among Questar Gas Company and the Underwriters named on Schedule A thereto.

4.1

Form of the Registrant’s 6.30% Note due 2018

4.2

Form of Officers’ Certificate setting forth the terms of the 6.30% Notes due 2018

4.3

Form of the Registrant’s 7.20% Note due 2038

4.4

Form of Officers’ Certificate setting forth the terms of the 7.20% Notes due 2038

3